Nationwide Life Insurance Company of America • Nationwide Provident VLI Separate Account 1	Nationwide Life and Annuity Company of America • Nationwide Provident VLI Separate Account A

Prospectus supplement dated September 27, 2006 to
Prospectus dated May 1, 2006

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

Effective October 2, 2006, the “Surrender Charges” section of your prospectus is amended by adding the following at the end of the section:

We will waive the surrender charge if you elect to surrender your policy in exchange for a fixed life insurance policy offered by us. We will not provide this waiver if you have elected any of the riders listed below:

•	Premium Waiver Rider;
•	Deduction (of fees and expenses) Waiver Rider; or
•	Long-term Care Rider